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                   SUN CAPITAL ADVISERS TRUST (the "Trust")

              Sun Capital Davis Financial Fund ("Financial Fund")

          Sun Capital Davis Venture Value Fund ("Venture Value Fund")


     SUPPLEMENT DATED DECEMBER 31, 2000 TO THE PROSPECTUS DATED MAY 1, 2000

     The following replaces the "About Davis Selected Advisers, L.P." section beginning on page 23 in its entirety:

ABOUT DAVIS SELECTED ADVISERS, L.P. Davis Selected Advisers, L.P., 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706, serves as the subadviser to Davis Financial Fund and Davis Venture Value Fund. Davis Selected Advisers is independent of the Adviser and discharges its responsibilities subject to the policies of the Board of Trustees of Sun Capital Advisers Trust and the oversight and supervision of the Adviser. Davis Selected Advisers is a professional investment management firm which provides investment services to mutual funds, employee benefit plans and other institutions and individuals. Davis Selected Advisers is a limited partnership and Davis Investments, LLC, is its sole general partner. Christopher C. Davis is the controlling shareholder of the general partner. As of November 30, 2000, Davis Selected Advisers advised or subadvised more than 80 portfolios for U.S. registered investment companies with aggregate assets of more than $33 billion.